TRAVELERS SERIES FUND INC.
On behalf of the
Smith Barney Money Market Portfolio (the "Fund")

Supplement dated July 27, 1999 to
Prospectus Dated February 28, 1999

The following information revises and supersedes, as applicable, the information set forth in the Prospectus on behalf of the Fund under the following sections:

Contents:

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will able to maintain a stable net asset value of $1.00 per share.

Fund Goals and Strategies:

The toll free phone number listed in the Prospectus that provided information on the Portfolio's current 7-day yield is no longer available.




FD 01680
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